SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM 8-K

                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                 (Date of earliest event reported): May 14, 2004

                           ARIAD PHARMACEUTICALS, INC.
             (Exact Name of Registrant as Specified in its Charter)


  Delaware                         0-21696                       22-3106987
 (State or Other Jurisdiction  (Commission File Number)    (I.R.S. Employer
 of Incorporation)                                        Identification No.)


                              26 LANDSDOWNE STREET
                          CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


              Registrant's telephone number, including area code:
                                 (617) 494-0400




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ITEM 5.    OTHER EVENTS

           On May 14, 2004, the Registrant disseminated a Press Release announcing that it will provide a live webcast of its corporate presentation at the Banc of America Securities Healthcare Conference on Friday, May 21, 2004, at the Four Seasons in Las Vegas, Nevada. The presentation will be given at 7:40 p.m. (ET) by Harvey J. Berger, M.D., chairman and chief executive officer of ARIAD, who will provide an overview of the Company and its progress in key programs.

           The information contained in the Press Release dated May 14, 2004, is incorporated herein by reference and attached as Exhibit 99.1 hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


           (c)    Exhibits.

                  99.1     The Registrant's Press Release dated May 14, 2004.



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            ARIAD PHARMACEUTICALS, INC.



                            By:    /s/ Edward M. Fitzgerald____________________
                                       Edward M. Fitzgerald
                                       Senior Vice President and
                                       Chief Financial Officer


Date:    May 14, 2004


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                                  EXHIBIT INDEX

Exhibit
Number            Description                       Sequential Page Number
-------           -----------                       ---------------------------

99.1              The Registrant's Press                        4
                  Release dated May 14, 2004.



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